SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

Natixis Funds Trust II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(Set	forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

April 2010	Your vote is important!

Dear Shareholder:

A special meeting of shareholders of Natixis Funds, Loomis Sayles Funds and the Hansberger International Series (“the Funds”) has been scheduled for Thursday, May 27, 2010. Each fund family is served by a common Board of Trustees. The purpose of the special meeting is for shareholders to elect four members to this Board. These four members are currently serving as Trustees as a result of their previous appointment by the Board, but have not yet been elected by shareholders. Please see the enclosed proxy statement for more detailed information.

Your vote counts

Your vote is extremely important. Please take a few moments to vote your shares, whether or not you plan to attend the meeting. Computershare, a professional proxy solicitation firm, has been retained to assist the Funds in obtaining shareholder votes. If we do not receive enough votes to hold the meeting, we will be required to re-solicit shareholders at additional expense to the Funds.

The enclosed proxy statement provides detailed information about this important proposal. The special shareholder meeting will be held at 2:00 p.m. Eastern time on May 27, 2010 at the offices of Natixis Asset Management Advisors, L.P., 399 Boylston Street, 10th floor, Boston, Massachusetts 02116.

Voting options – it’s your choice – it’s easy and convenient

Through the Internet at www.proxyvote.com

By touch-tone telephone at 800-454-8683.

By mail – Simply complete and return the enclosed proxy card. A postage-paid envelope is enclosed for your convenience.

In person – Vote your shares in person at the meeting. Please check the box on the proxy card indicating that you plan to attend the meeting.

If you vote using the Internet, telephone or in person, you do not need to mail your proxy card. If you want to change your vote, you may do so by using the proxy card, Internet, telephone or by voting in person.

Thank you for your cooperation in voting on this important proposal.

Sincerely,

David L. Giunta President, Natixis Funds	Robert Blanding President, Loomis Sayles

160310

SH277-0410 NET

Natixis Distributors, L.P. (fund distributor), Loomis Sayles & Company, L.P. and Hansberger Global Investors are affiliated.

Natixis Distributors, L.P. 399 Boylston St. Boston, MA 02116

Enter your 14 digit control number from the shaded box on your notice or card:

Enter your 8 digit security code from the unshaded box on your notice or card:

Proxy/Voting Instruction Card	Notice

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The proxy materials are available via VIEW MATERIALS on this page and on the bottom of each page of this site. You can request paper copies or electronic delivery by clicking on the REQUEST MATERIALS option. Permanent elections for future proxies can be made by clicking on SET FUTURE PREFERENCES. Requesting paper materials for current or future proxies will be at no additional cost to you. If you are ready to vote, please click CONTINUE TO VOTING. ACCESS OR REQUEST MATERIALS VOTE YOUR PROXY

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Set Future Preferences:	Click Here

To Request Materials via our Touch Tone Order Request line,

call 1-866-884-2702

To Vote via our Touch Tone line, have your proxy ballot in front of you and call 866-241-6192

[TRUST]

Proxy Solicited by the Board of Trustees

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 27, 2010

The undersigned hereby appoints and authorizes each of Coleen Downs Dinneen, Michael Kardok and Russell Kane as proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of [TRUST] (the “Trust”), on May 27, 2010 at 2:00 p.m. Eastern Time, and any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present.

Click here to acknowledge

Natixis and Loomis Sayles Funds

Mark All		Board recommended
Mark All		For	Against	Abstain

Proposals

1.01	Elect Kenneth A. Drucker to the Board of Trustees of the Trust	For	Withhold

1.02	Elect Wendell J. Knox to the Board of Trustees of the Trust	For	Withhold

1.03	Elect Erik R. Sirri to the Board of Trustees of the Trust	For	Withhold

1.04	Elect Peter J. Smail to the Board of Trustees of the Trust	For	Withhold

If you have questions regarding the voting process, please call (631)231-7900.	Cancel Vote and Exit Submit Vote

Hansberger International Series

Mark All		Board Recommended
Mark All		For	Against	Abstain

Proposals

1.01	Elect Kenneth A. Drucker to the Board of Trustees of the Trust	☐ For	☐ Withhold

1.02	Elect Wendell J. Knox to the Board of Trustees of the Trust	☐ For	☐ Withhold

1.03	Elect Erik R. Sirri to the Board of Trustees of the Trust	☐ For	☐ Withhold

1.04	Elect Peter J. Smail to the Board of Trustees of the Trust	☐ For	☐ Withhold

2A	To approve changes to each Hansberger International Series Fund’s fundamental investment policy relating to investments in real estate; open-end investment companies, interests in oil, gas, or minerals; and commodities.	Fund Specific Vote

	[FUND]	☐ For	☐ Against	☐ Abstain

2B	To approve changes to each Hansberger International Series Fund’s fundamental investment policy relating to a Hansberger International Series Fund acting as an underwriter, issuing senior securities, or purchasing on margin.	Fund Specific Vote

	[FUND]	☐ For	☐ Against	☐ Abstain

2C	To approve changes to each Hansberger International Series Fund’s fundamental investment policy relating to lending money.	Fund Specific Vote

	[FUND]	☐ For	☐ Against	☐ Abstain

2D	To approve changes to each Hansberger International Series Fund’s fundamental investment policy relating to borrowing money and mortgaging, pledging, or hypothecating a Hansberger International Series Fund’s assets.	Fund Specific Vote

	[FUND]	☐ For	☐ Against	☐ Abstain

If you have questions regarding the voting process, please call (631) 231-7900.	Cancel Vote and Exit Submit Vote

Thank you. Your voting instructions have been submitted for processing.

If necessary, you can revisit the Internet voting site at any time before the meeting on 5/27/2010 2:00:00 PM ET to submit new voting instructions.

This is a summary of your voting instructions for the 2010 Special Meeting of Shareholders. You may print this page for your records.

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Enter your email address if you would like email confirmation of your vote.

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NOTICE AND ACCESS: MATERIALS REQUEST TOUCH-TONE TELEPHONE SCRIPT

“NATIXIS FUNDS”

MEETING DATE: MAY 27, 2010

TEST JOB #21170 CONTROL#: 170 9999 9001 099 SECURITY CODE: 9999 9999

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-884-2702, THE SHAREHOLDER WILL HEAR:

Welcome! Please enter the number located in the shaded box on your meeting notice.

WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:

To proceed, please enter the 8 digit code located in the non-shaded box on your meeting notice

WHEN THE SHAREHOLDER ENTERS THE CODE, HE/SHE WILL HEAR:

You hear: Please hold….

“This is the automated proxy materials request line for the Special Meeting of Shareholders of the Natixis Funds,

Hansberger International Series, and Loomis Sayles Funds.”

We suggest that material requests be submitted at least 10 days prior to the meeting to ensure receipt and time to register your vote.

If you would like to order paper materials for the Meeting, press 1 now.

If you don’t need materials for the meeting but would like to make a permanent election to receive all future proxy materials by paper mail, press 9 now.

To end this call, press 0 now.

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

If no orders are pending: Your request has been received. Your proxy materials will be mailed within 3 business days.

If pending orders exist: There is a materials order pending for the access codes you entered.

If you would like to make a permanent election to receive all future proxy materials by paper mail, press 9 now.

If you do not want to make a permanent election at this time, and you have additional notices you would like to request paper materials for, press 1 now.

To end this call press 0 now.

IF THE SHAREHOLDER PRESSES 9, HE/SHE WILL HEAR:

Your permanent election has been recorded.

If you have additional notices and would like to request paper materials for those meetings as well, press 1 now.

To end this call press 0 now.

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

Please enter the number located in the shaded box on your meeting notice….

IF THE SHAREHOLDER PRESSES 0, HE/SHE WILL HEAR:

“Thank you for calling.

Call is terminated.

Natixis/ WO#21170: TOUCH-TONE TELEPHONE VOTING SCRIPT

“NATIXIS FUNDS, HANSBERGER INTERNATIONAL SERIES AND LOOMIS SAYLES FUNDS”

MEETING DATE: May 27, 2010

TEST CONTROL NUMBER(s): 170 99999 001 099

TEST SECURITY CODE(s): 9999 9999

WHEN CONNECTED TO THE TOLL-FREE NUMBER, 1-866-241-6192, THE STOCKHOLDER WILL HEAR:

“Welcome! Please enter the 14-digit number located in the shaded box on your proxy card or meeting notice.”

WHEN THE STOCKHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:

“To proceed, please enter the 8-digit code located in the non-shaded box on your proxy card or meeting notice.”

WHEN THE STOCKHOLDER ENTERS THE CODE, HE/SHE WILL HEAR:

“This is the automated telephone voting site for the Special Meeting of Shareholders of the Natixis Funds, Hansberger International Series and Loomis Sayles Funds.”

“To vote as the BOARD RECOMMENDS ON ALL PROPOSALS, press 1 now.”

“To vote on EACH PROPOSAL SEPARATELY, press 0 now.”

OPTION 1 – IF VOTING AS THE BOARD RECOMMENDS:

IF THE STOCKHOLDER PRESSES 1, HE/SHE WILL HEAR:

“To hear how you have voted, press 1.” “To cancel your vote, press 2.” “To save how you have voted, press 3.”

IF THE STOCKHOLDER PRESSES 1 TO HEAR THE VOTES, HE/SHE WILL HEAR:

“Your vote will be saved automatically should you decide to hang up during vote playback.”

“Your vote has been cast as follows: You have voted AS THE BOARD RECOMMENDED.”

“To hear how you have voted, press 1.” “To cancel your vote, press 2.” “To save how you have voted, press 3.”

IF THE STOCKHOLDER PRESSES 2 TO CANCEL THE VOTES, HE/SHE WILL HEAR:

“Your vote has been canceled.” “To enter another vote, press 1 now.” “To end this call, press 0 now.”

IF THE STOCKHOLDER PRESSES 3 TO SAVE THE VOTES, HE/SHE WILL HEAR:

“Your vote has been saved.” “To enter another vote, press 1 now.” “To end this call, press 0 now.”

If the stockholder elects to vote another proxy, he/she is returned to the above speech.

“PLEASE ENTER THE NUMBER.”

IF THE STOCKHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting.”

OPTION 2: IF THE SHAREHOLDER OPTS TO VOTE ON EACH PROPOSAL SEPARATELY:

“Proposal 1:	To vote FOR ALL nominees, press 1.	To WITHHOLD from all nominees, press 9.
To WITHHOLD FROM AN INDIVIDUAL nominee press 0.”

IF THE SHAREHOLDER PRESSES 0, TO WITHHOLD FROM AN INDIVIDUAL NOMINEE, HE/SHE WILL HEAR:

“To enter a vote to withhold from an individual nominee, enter the two digit number that appears next to the nominee you do not wish to vote for.”

“Press 0, if you have completed voting on nominees”

AFTER THE SHAREHOLDER ENTERS THE FIRST NOMINEE NUMBER, HE/SHE HEARS:

“Press 1 to WITHHOLD from another nominee, or press 0 if you have completed voting on the nominees.”

IF THE CONTRACT OWNER PRESSES 0 AND HAS NOT ENTERED ANY NOMINEE NUMBERS, HE/SHE WILL HEAR:

“Since no nominee numbers have been entered your vote has been cast to vote FOR ALL NOMINEES”

“Proposal 2A:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”

“Proposal 2B:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”

“Proposal 2C:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”

“Proposal 2D:	To vote FOR press 1.	To vote AGAINST press 9.	To ABSTAIN press 0.”

“If you plan to attend the shareholder meeting, press 1, if not press 0”

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:

“To hear how you have voted, press 1.” “To cancel your vote, press 2.” “To save how you have voted, press 3.”

IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:

“Your vote will be saved automatically should you decide to hang up during vote playback.”

“Your vote has been cast as follows (vote for each proposal(s) and or holding(s) are given).”

“To hear how you have voted, press 1.” “To cancel your vote, press 2.” “To save how you have voted, press 3.”

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:

“Your vote has been canceled.” “To enter another vote, press 1 now.” “To end this call, press 0 now.”

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:

“Your vote has been saved.” “To enter another vote, press 1 now.” “To end this call press 0 now.”

If the shareholder elects to vote another proxy, he/she is returned to the above speech

“PLEASE ENTER THE NUMBER”.

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting.”

Call is terminated.

Recently, you received information regarding a special shareholder meeting. The purpose of this meeting is to elect nominees to the Board of Trustees for the Natixis Funds, Loomis Sayles Funds and the Hansberger International Series. Please be sure to vote by 2 PM on May 27, 2010 as your vote is extremely important.

172630

***Exercise Your Right to Vote***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 27, 2010.

NATIXIS FUNDS,

HANSBERGER INTERNATIONAL SERIES,

AND LOOMIS SAYLES FUNDS

Meeting Information

Meeting Type: Special

For holders as of: April 1, 2010

Date: May 27, 2010    Time: 2:00 PM Eastern

Location: Natixis Global Associates

399 Boylston Street

Boston, MA 02116

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

THE PROXY STATEMENT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit:

www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 17, 2010 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

[Hansberger International Series]

Voting Items

The Board of Trustees recommends that you

vote FOR the following:

1. To elect four nominees to the Board of Trustees of the Trust:

01) Kenneth A. Drucker

02) Wendell J. Knox

03) Erik R. Sirri

04) Peter J. Smail

The Board of Trustees recommends you vote FOR the following proposals:

2a. To approve changes to each Hansberger International Series Fund’s fundamental investment policy relating to investments in real estate; open-end investment companies, interests in oil, gas, or minerals; and commodities.

2b. To approve changes to each Hansberger International Series Fund’s fundamental investment policy relating to a Hansberger International Series Fund acting as an underwriter, issuing senior securities, or purchasing on margin.

2c. To approve changes to each Hansberger International Series Fund’s fundamental investment policy relating to lending money.

2d. To approve changes to each Hansberger International Series Fund’s fundamental investment policy relating to borrowing money and mortgaging, pledging, or hypothecating a Hansberger International Series Fund’s assets.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

[Natixis and Loomis Sayles Funds]

Voting Items

The Board of Trustees recommends that you vote FOR the following:

1. To elect four nominees to the Board of Trustees of the Trust:

01) Kenneth A. Drucker

02) Wendell J. Knox

03) Erik R. Sirri

04) Peter J. Smail

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Natixis Proxy Statement Messaging – include with all Natixis dailies effective 4/14/2010

A special meeting of Shareholders of Natixis Funds, Loomis Sayles Funds and the Hansberger International Series has been scheduled for Thursday, May 27, 2010 at 2:00 PM. Each fund family is served by a common Board of Trustees and the purpose of the meeting is to elect four nominees to this Board. You received proxy materials in April and we ask that you please take a moment to vote your shares.

172277

Loomis Sayles Proxy Statement Messaging – include with all Loomis Sayles dailies effective 4/14/2010

A special meeting of Shareholders of Natixis Funds, Loomis Sayles Funds and the Hansberger International Series has been scheduled for Thursday, May 27, 2010 at 2:00 PM. Each fund family is served by a common Board of Trustees and the purpose of the meeting is to elect four nominees to this Board. You received proxy materials in April and we ask that you please take a moment to vote your shares.

172279